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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

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
Date of Report (Date of earliest event reported):          Commission File Number:
                 JANUARY 20, 1998                                 0-21213
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                            LCC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



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
            DELAWARE                                           54-1807038
  (State or other jurisdiction                                (IRS Employer
       of incorporation)                                 Identification Number)
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                            7925 JONES BRANCH DRIVE
                            MCLEAN, VIRGINIA  22102
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (703) 873-2000


         (Former name or former address, if changed since last report)

                                 NOT APPLICABLE
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                            LCC INTERNATIONAL, INC.

ITEM 5           OTHER EVENTS

                 On January 20, 1998, LCC International, Inc. ("LCC") issued a press release announcing the appointment of Dr. Geoffrey Scott Carroll ("Dr. Carroll") as its President and Chief Executive Officer and as a member of its Board of Directors. Enclosed as Exhibit 99 and Exhbit 10 to this Current Report on Form 8-K and incorporated herein by reference are the text of the January 20, 1998 press release and a copy of the Employment Agreement entered into between LCC and Dr. Carroll, respectively.

ITEM 7           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (c)  Exhibits.

10. Employment Agreement, dated as of January 15, 1998, by and between LCC International, Inc. and Geoffrey Carroll.

99. Press Release, dated January 20, 1998, regarding the appointment of Dr. Geoffrey Scott Carroll as President and Chief Executive Officer of LCC and as a member of its Board of Directors.





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                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LCC INTERNATIONAL, INC.


Date:  January 21, 1998     By:    /s/  Richard Hozik
                                   -------------------------------
                                   Richard Hozik
                                   Senior Vice President and Chief
                                      Financial Officer






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                                 EXHIBIT INDEX


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
Exhibit          Description                                                                                         Page
-------          -----------                                                                                         ----
10.           Employment Agreement dated as of January 15, 1998 by and between LCC
              International, Inc. and Geoffrey Carroll
99.           Press Release dated January 20, 1998
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